SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2002

INSMED INCORPORATED
(Exact name of registrant as specified in its charter)

VIRGINIA (State or other jurisdiction of incorporation)	0-30739 (Commission File Number)	54-1972729 (I.R.S. Employer Identification No.)

4851 Lake Brook Drive, Glen Allen, Virginia 23060
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (804) 565-3000

Item 9.    Regulation FD Disclosure

On November 8, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002, accompanied by the certifications of Geoffrey Allan, Ph.D., the registrant’s Chairman of the Board and Chief Executive Officer, and Kevin P. Tully, the registrant’s Treasurer and Controller, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSMED INCORPORATED

Date: November 8, 2002	By:	/s/ KEVIN P. TULLY
Kevin P. Tully Treasurer and Controller